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                                                                    EXHIBIT 10.2

                               LAUNCH MEDIA, INC.
                             1998 STOCK OPTION PLAN

                                    SECTION 1

                                     General

        1.1. Purpose. LAUNCH Media, Inc. (the "Company") has established the LAUNCH Media, Inc. 1998 Stock Option Plan (the "Plan") as set forth herein to promote the long term interests of the Company by (i) attracting, motivating and retaining key employees; and (ii) strengthening the Company's ability to attract and retain the services of experienced and knowledgeable directors and providing such directors with an opportunity to acquire an equity interest in the Company.

        1.2. Effective Date and Duration. Subject to the approval of the stockholders of the Company, the Plan shall be effective as of March 12, 1998; provided, however, that to the extent any Options (as defined in Section 3) have been granted under the Plan prior to receipt of such approval, such Options shall be contingent on such approval being obtained and shall automatically terminate and be of no further force or effect if such approval is not obtained. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Options granted under it are outstanding; provided, however, that no Options (as defined in Section 3) may be granted under the Plan on a date that is more than 10 years from the date the Plan is adopted or, if earlier, the date the Plan is approved by the stockholders of the Company.

        1.3. Administration. The authority to manage and control the operation and administration of the Plan shall be vested in the Company's Board of Directors (the "Board") or a designated committee of the Board (the "Committee"). The determination of the Board or the Committee on matters within its authority shall be conclusive and binding upon the Company and all other persons. Notwithstanding the foregoing, no member of the Board or the Committee shall act or participate in any way with respect to the grant of an Option to himself.

        1.4. Shares Subject to the Plan. An aggregate of 2,000,000 shares of common stock of the Company ("Stock") shall be available for issuance under the Plan. Such shares shall be either authorized and unissued shares or treasury shares of stock. If any Option under the Plan or portion thereof shall expire unexercised, terminate, be surrendered, canceled or settled in such a manner that all or some shares subject to the Option are not issued to the Participant, such shares shall (unless the Plan shall have terminated) become available for the grant of additional Options under the Plan, except shares withheld pursuant to subsection 3.7.

        1.5. Adjustments to Number of Shares Subject to the Plan. In the event of any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, reclassification, exchange or other change in corporate structure or capitalization affecting the Stock of the Company, the aggregate number of shares of Stock with respect to which Options may be granted under the Plan and the type and number of shares subject to any


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outstanding Options under the Plan and the terms thereof shall be equitably adjusted by the Board or the Committee in its sole discretion.

        1.6. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

        1.7. Right to Continue Service; Stockholder Status. The Plan does not constitute a contract of employment or continued service, and participation in the Plan will not give any employee or Participant the right to be retained in the employ or service of the Company (or any parent corporation or subsidiary corporation of the Company, as such terms are defined in Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code")), or any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan or any agreement evidencing the grant of the Option. No Option under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the issuance of Stock pursuant to the exercise thereof.

                                    SECTION 2
                                  Participation

        Subject to the terms and conditions of the Plan, the Board or the Committee shall determine and designate from time to time the employees, directors and consultants of the Company (or any parent corporation or subsidiary corporation of the Company) who shall be "Participants" in the Plan. In making this determination, the Board or the Committee shall take into account the individual's contribution and potential contribution to the Company and any other factors that the Board or the Committee determines to be relevant.

                                    SECTION 3

                                     Grants

        3.1. Option Grants. Subject to the terms and conditions of the Plan, each Participant designated by the Board or the Committee in accordance with
Section 2 shall be granted an option to purchase shares of Stock ("Options") and the Board or the Committee shall determine the number, type and terms of the Options to be granted to each of them. Each option shall entitle the Participant to purchase shares of Stock upon the terms and conditions as the Board or the Committee specifies and which are not inconsistent with the Plan and at the Option Price (as defined in subsection 3.3) determined by the Board or the Committee at the time the Option is granted, subject to the following provisions of this Section 3. Any option granted under this Section 3 that is awarded to an employee of the Company (or any parent or subsidiary corporation of the Company) and that satisfies all of the requirements of section 422 of the Code, may be designated by the Board or the Committee as an "Incentive Stock Option"; provided, however, that to the extent that the aggregate fair market value of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar


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year (under the Plan and all other plans of the Company and its affiliates)
exceeds $100,000, such Options shall be treated as Non-Qualified Options. "Non-Qualified Options" are Options that are not designated as Incentive Stock Options or that do not satisfy the requirements of section 422 of the Code.

        3.2. Option Agreement. Each grant of an Option under the Plan shall be evidenced by an agreement between the Participant and the Company in a form specified by the Board or the Committee containing such terms and conditions, not inconsistent with the Plan, as the Board or the Committee may, in its sole discretion, prescribe.

        3.3. Option Price. The purchase price of each share of Stock under an Option granted under this Section 3 (the "Option Price") shall be determined by the Board or the Committee at the time of the grant of the Option; provided, however, that in no event shall the Option Price be less than the Fair Market Value (as defined below) of a share of Stock on the date the Option is granted or, if greater, par value; and provided further that, in the case of a grant of an Incentive Stock Option to a Participant who, as of the date of grant, is a 10 percent stockholder of the Company or any parent or subsidiary corporation of the Company (determined in accordance with section 422 of the Code), the Option Price shall not be less than 110 percent of the Fair Market Value of a share of Stock as of the date of grant. For all purposes of the Plan, the term "Fair Market Value" of a share of Stock as at any date shall mean the fair market value of such share of Stock determined, in good faith, in accordance with procedures established by the Board or the Committee or in accordance with procedures established by the Board of the Committee.

        3.4. Expiration of Options. All rights with respect to an Option granted under the Plan, whether or not then exercisable, shall automatically terminate as of the Option's Expiration Date. The "Expiration Date" with respect to an Option or any portion thereof, granted to a Participant under the Plan shall be the earliest of:

               (a) the date which is 10 years after the date of which the Option is granted (5 years in the case of an Incentive Stock Option which is granted to an individual who, as of the date of grant, is a 10 percent stockholder of the Company or any parent or subsidiary corporation of the Company);

               (b) the date established by the Board or the Committee at the time of the grant of the Option;

               (c) the date which is one year, or such other longer or shorter period of time (not less than six months) as established by the Board or the Committee, after the date on which the Participant's employment with the Company (or service as a director of the Company) is terminated by reason of his becoming disabled (within the meaning of section 22(e)(3) of the Code) or his death;

               (d) the date which is three months, or such other longer or shorter period of time (not less than thirty days) as established by the Board or the Committee, after the date on which the Participant's employment with the Company (or service as a director of the Company)


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is terminated for any reason other than (i) disability, (ii) death, or (iii) for
Cause (as defined below); or

               (e) the date on which the Participant's employment with the Company (or service as a director of the Company) is terminated for Cause.

For purposes of the Plan, the term "Cause" shall mean (a) the willful and continued failure by the Participant to substantially perform his duties for the Company; (b) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; or (c) an illegal or negligent action of the Participant which substantially and adversely affects the Company.

        3.5. Exercise of Options. To the extent then exercisable, Options awarded under the Plan shall be exercised, in whole or in part, by filing a written notice with the Secretary of the Company at its corporate headquarters prior to the Option's Expiration Date. Such notice shall specify the number of shares of Stock which the Participant elects to purchase and shall be accompanied by payment of the Option Price for such shares, plus any required withholding taxes. The Option price of each share of Stock purchased upon the exercise of any Option granted under this Section 3, and any required withholding taxes, shall be paid in cash (including check, bank draft or money order) or, to the extent provided by the Board or the Committee at the time of grant, in shares of Stock (valued at Fair Market Value as of the date of exercise, and including shares of Stock acquired pursuant to the exercise of the Option) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), by the Participant's promissory note in a form approved by the Company, or in any combination thereof. Notwithstanding the foregoing, the Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise. In addition, no promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law, and any permitted promissory note shall be on such terms as the Board or the Committee shall determine at the time the Option is granted. If applicable, in the discretion of the Board or the Committee, separate certificates representing the shares purchased by exercise of Incentive Stock Option and by exercise of Non-Qualified Option shall be delivered to the person entitled thereto as soon as practicable after such exercise.

        3.6. Compliance with Applicable Laws. Notwithstanding any other provision of the Plan:

               (a) The Company shall have no liability to issue any shares of Stock under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

               (b) Prior to the issuance of any shares of Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares of Stock solely for


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investment and not for the purpose or with the intention of distributing the shares and will not dispose of such shares in violation of the Securities Act of 1933 or any applicable state securities registration law and any certificate representing such shares shall bear a legend referring to such restrictions.

               (c) If, at any time, the Company, in its sole discretion, determines that the listing, registration or qualification (or any updating of any such document) of the Stock is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition or, or in connection with the issuance of Stock pursuant to the exercise of an Option, the Stock shall not be issued, in whole or in part, unless such listing, registration, qualification consent or approval shall have been affected or obtained free of any condition not acceptable to the Company.

        3.7. Withholding. All exercises of Options under the Plan are subject to withholding of all applicable taxes, which withholding obligation shall be satisfied by the payment of cash or check payable to the Company, or, to the extent permitted by the Board or the Committee at the time of the grant of an Option, through the surrender of shares of Stock which the Participant already owns or the withholding of shares of Stock to which a Participant is otherwise entitled upon exercise of the Option.

        3.8. Nontransferability. No Option under the Plan, and no interest therein, shall be transferable by the Participant except by will or by the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by the Participant. After a Participant's death, Options shall be exercisable, to the extent exercisable by the Participant on the date of his death, by the executor or administrator of the Participant's estate or by the person or persons who shall have acquired the Option from the Participant by bequest or inheritance, subject to the terms of the Plan and the agreement between the Company and the Participant evidencing such Option.

        3.9. Provision of Information. At least annually, copies of the Company's balance sheet and income statement for the just completed fiscal year shall be made available to each Participant and purchaser of shares of Stock upon the exercise of an Option. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

                                    SECTION 4

        4.1. Termination or Amendment of Plan. The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of subsection 1.5), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Participant.


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        4.2. Stockholder Approval. The Plan or any increase in the maximum number of shares of Stock issuable thereunder as provided in subsection 1.4 (the "Maximum Shares") shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to stockholder approval of the Plan or in excess of the Maximum Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Maximum Shares, as the case may be.


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